                 As filed with the Securities and Exchange Commission
                                 on November 27, 1996

                                                          Registration No. 333-

-------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                       FORM S-8
                             REGISTRATION STATEMENT UNDER
                              THE SECURITIES ACT OF 1933

                           COMPUTER LEARNING CENTERS, INC.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)

              Delaware                                         36-3501869
--------------------------------                           ------------------
(State or Other Jurisdiction of                            (I.R.S. Employer
Incorporation or Organization)                           Identification Number)

  11350 Random Hills Road, Suite 240, Fairfax, Virginia               22030
--------------------------------------------------------            ---------
        (Address of Principal Executive Offices)                    (Zip Code)


                              1995 STOCK INCENTIVE PLAN
                               (Full Title of the Plan)

                                 Charles L. Cosgrove
                      Vice President and Chief Financial Officer
                           Computer Learning Centers, Inc.
                          11350 Random Hills Road, Suite 240
                              Fairfax, Virginia  22030
                    ----------------------------------------------
                       (Name and Address of Agent For Service)

                                   (703) 359-9333
                    ----------------------------------------------
            (Telephone Number, Including Area Code, of Agent for Service)

                           CALCULATION OF REGISTRATION FEE


                                          Proposed           Proposed
                                          maximum            maximum
Title of securities     Amount to        offering price      aggregate         Amount of
to be registered      be registered       per share         offering price    registration fee
-------------------   -------------      --------------    ---------------   -----------------

Common Stock,          400,000             $25(1)           $10,000,000(1)      $ 3,030.30
$.01 par value         shares(1)


(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) and Rule 457(h) under the Securities Act of 1933, based on the average of the high and low prices of the Registrant's Common Stock as reported by the Nasdaq National Market on November 25, 1996.
                                       1

                       STATEMENT OF INCORPORATION BY REFERENCE

         This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 33-96368, which Registration Statement relates to the Registrant's Long-Term Incentive Plan, 1995 Stock Incentive Plan and 1995 Non-Employee Directors Stock Option Plan.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fairfax, Virginia, on the 27th day of November, 1996.

                                       COMPUTER LEARNING CENTERS, INC.


                                       By:  /s/ Reid R. Bechtle
                                            -------------------------
                                            Reid R. Bechtle
                                            President and Chief
                                             Executive Officer

                                  POWER OF ATTORNEY

         We, the undersigned officers and directors of Computer Learning Centers, Inc., hereby severally constitute Reid R. Bechtle, Charles L. Cosgrove and David Sylvester, and any of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Computer Learning Centers, Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         WITNESS our hands and common seal on the date set forth below.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


       Signature                            Title               Date
       ---------                            -----               -----

/s/ Reid R. Bechtle                 President, Chief     )      November 27, 1996
---------------------                Executive Officer   )
Reid R. Bechtle                      and Director        )
                                    (Principal Execu-    )
                                    tive Officer)        )


/s/ Charles L. Cosgrove             Vice President       )      November 27, 1996
------------------------            and Chief Fin-       )
Charles L. Cosgrove                 ancial Officer       )
                                    (Principal Finan-    )
                                    cial Officer)        )

/s/ Mark M. Nasser                  Controller (Prin-    )      November 27, 1996
-----------------------             cipal Accounting     )
Mark M. Nasser                      Officer)             )


/s/ Harry H. Gaines                 Director             )      November 27, 1996
-----------------------                                  )
Harry H. Gaines



       Signature                         Title               Date
       ---------                         -----               -----

/s/ Ira D. Cohen                   Director              )      November 27, 1996
-----------------------                                  )
Ira D. Cohen



/s/ Stephen P. Reynolds            Director              )      November 27, 1996
-----------------------                                  )
Stephen P. Reynolds



/s/ Ralph W. Clark                 Director              )      November 27, 1996
-----------------------                                  )
Ralph W. Clark



/s/ John L. Corse                 Director               )     November 27, 1996
----------------------                                   )
John L. Corse


                                    EXHIBIT INDEX




Exhibit
Number                 Description                              Page
--------               -----------                              ----

4.1                    Second Amended and Restated                *
                       Certificate of Incorporation
                       (incorporated herein by
                       reference to Exhibit 3.3 to
                       the Registrant's report on
                       Form 10-Q for the quarter
                       ended April 30, 1995).



4.2                    Amended and Restated By-Laws               *
                       of the Registrant
                       (incorporated herein by
                       reference to Exhibit 3.4 to
                       the Registrant's Registration
                       Statement on Form S-1, as
                       amended (File No.
                       33-90716)(the "Form S-1")).

4.3                    Specimen Certificate of                    *
                       Common Stock of the
                       Registrant (incorporated
                       herein by reference to
                       Exhibit 4.1 to the Form S-1).


5                      Opinion of Hale and Dorr                   6

23.1                   Consent of Hale and Dorr                   6
                       (included in Exhibit 5)


23.2                   Consent of Price Waterhouse                8
                       LLP

24.1                   Power of Attorney (included
                       in the signature pages of
                       this Registration Statement)


----------
* Incorporated herein by reference